Sidoti & Company, LLC 3rd Annual Boston Emerging Growth Institutional Investor Forum June 5, 2006

-3- This presentation may contain, in addition to historical information, various "forward-looking statements" that represent our judgment concerning the future and are subject to risks and uncertainties that could cause Southern Community's actual operating results and financial position to differ materially from those projected in the forward-looking statements. Such forward-looking statements can be identified by the use of forward looking terminology, such as "may," "will," "expect," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereof or comparable terminology. We caution that any such forward- looking statements are further qualified by important factors that could cause Southern Community's actual operating results and financial position to differ materially from the forward-looking statements, including without limitation considerations described in connection with specific forward looking statements. We undertake no obligation to update any forward-looking statements to reflect events or circumstances arising after the date of this presentation. Forward Looking Statements Common Stock: SCMF www.smallenoughtocare.com

Started - November 18, 1996 State Chartered, Fed Member and Report to the SEC SCFC Operates 20 Banking Offices in 8 NC Counties Recently opened banking office in Raleigh, NC New banking office in Mooresville, NC (Charlotte) by mid-year 2006 VCS Management, LLC Small Business Investment Company -5- Corporate Profile Common Stock: SCMF www.smallenoughtocare.com

Leveraged an experienced and entrepreneurial management team Created a diverse, full service financial institution for the long term Paid a quarterly dividend - currently $.035 per share Became 3rd largest community bank headquartered in NC; largest in the Triad (Greensboro, Winston-Salem, High Point) -7- Corporate & Financial Highlights Common Stock: SCMF www.smallenoughtocare.com

Built $136.4 million in equity, 17.7 million shares outstanding Market Capitalization of $162.4 million (as of 3/31/06) Implemented a strong credit culture As of March 31, 2006: NPLs of $2.1 million (0.22% of loans) NPAs of $2.2 million (0.16% of assets) $12.2 million reserves (1.33% of loans; 593% of NPLs) Positioned competitively to transition new relationships Reputation for service, community focus -9- Corporate & Financial Highlights Common Stock: SCMF www.smallenoughtocare.com

PROFITABILITY G R O W T H Q U A L I T Y S E R V I C E -11- Philosophy Common Stock: SCMF www.smallenoughtocare.com

Current Branches Current Loan Office/Pending Branch CHARLOTTE WINSTON-SALEM Headquarters GREENSBORO HIGH POINT -13- RALEIGH MOORESVILLE Branch Network Common Stock: SCMF www.smallenoughtocare.com

Piedmont Region is the 12-county area of NC that stretches from Raleigh in the East to Charlotte in the West. Southern Community headquarters located in Winston-Salem, center of the Piedmont. Population for the Piedmont Triad (one of the top 50 MSAs, includes Greensboro, High Point, Winston-Salem) is expected to grow 15% by 2010. FedEx will construct a hub at Piedmont Triad International Airport (Greensboro), while Dell has opened its largest computer assembly plant in Winston-Salem. Economic development boom throughout Piedmont, with a focus on Health Care, Education and Research industries. NC is the 6th fastest growing state and 6th most visited. -15- Our Market Area Common Stock: SCMF www.smallenoughtocare.com

-17- Population Projections By Market Common Stock: SCMF www.smallenoughtocare.com

Leadership of Management and Board Corporate Governance Regulatory Compliance Customer Security Soundness in Lending Risk Management Team -19- Sound Infrastructure Common Stock: SCMF www.smallenoughtocare.com

F. Scott Bauer; Chairman, Chief Executive Officer (Founder) Age: 52 ? Banking/Related Fields Experience: 27 yrs. Joined Southern Community: 1995 Jeff T. Clark; President Age: 42 ? Banking/Related Fields Experience: 18 yrs. Joined Southern Community: 1996 David W. Hinshaw; Executive VP, Chief Financial Officer/ Chief Risk Officer Age: 48 ? Banking/Related Fields Experience: 25 yrs. SEC Regulations Committee Joined Southern Community: 2005 -21- Management Team Common Stock: SCMF www.smallenoughtocare.com

Merle B. Andrews; Executive VP, Senior Operations Officer Age: 50 ? Banking/Related Fields Experience: 29 yrs. Joined Southern Community: 2004 (The Community Bank: 1997) Robert L. Davis, Jr.; Executive VP, Commercial Banking Manager Age: 44 ? Banking/Related Fields Experience: 21 yrs. Joined Southern Community: 1996 Paul E. Neil, III; Chief Credit Officer Age: 42 ? Banking/Related Fields Experience: 21 yrs. Joined Southern Community: 2003 Scott C. McLean; Treasurer Age: 41 ? Banking/Related Fields Experience: 14 yrs. Joined Southern Community: 2001 -23- Management Team Common Stock: SCMF www.smallenoughtocare.com

-25- In Millions of Dollars except per share Financial Profile Common Stock: SCMF www.smallenoughtocare.com

-27- Key Financial Ratios Common Stock: SCMF www.smallenoughtocare.com

-29- 11.8% 11.7% 9.0% 9.3% 33.5% 27.9% 31.1% 25.8% 54.7% 60.4% 59.9% 64.9% Deposit Portfolio Composition Common Stock: SCMF www.smallenoughtocare.com 11.3% 34.8% 53.9% (As of 3/31)

-31- 7.4% 7.0% 9.2% 9.7% 72.5% 70.2% 69.2% 72.6% 20.1% 22.8% 21.6% 17.7% Funding Mix Common Stock: SCMF www.smallenoughtocare.com 16.8% 73.8% 9.4% (As of 3/31)

Agencies MBS Municipals Corporate/Other East 50 41 3 6 At March 31, 2006: Total Dollars = Approximately $291 million Average Yield = 4.12% Effective Duration = Approximately 2.84 years Projected Runoff = Approximately $26.2 million for last 3 Quarters of 2006 -33- Investment Portfolio Composition Common Stock: SCMF www.smallenoughtocare.com

Commercial Mortgage Residential Mortgage Consumer Construction C&I East 33 28 3 18 18 At March 31, 2006: -35- Approximately 60% Floating Loan Portfolio Composition Common Stock: SCMF www.smallenoughtocare.com

Reducing funding costs through raising core deposits and reducing debt Implemented loan pricing model in '05 Sold $11.7 MM in low-yielding securities in December '05, reinvesting proceeds in higher-yielding loans Investments accounted for 21.7% of assets at 3/31/06, down from 25.4% at 3/31/05 Began share repurchase programs in 2nd quarter of 2005; 531M shares (approximately 3.0% of outstanding shares) repurchased through 3/31/06; 369M shares remaining under authorized programs Moved Scott McLean, Treasurer, to full time Balance Sheet Management -37- Balance Sheet Management Common Stock: SCMF www.smallenoughtocare.com

Lend to Established Businesses with Historical Cash Flow Do Not Participate in Large Syndications Independent Loan Review NPAs Are Low - 0.16% of Total Assets (as of 3/31/06) $12.2 Million in ALLL, 1.33% of Loans, 5.93x coverage of NPLs (as of 3/31/06) -39- Asset Quality And Reserves Common Stock: SCMF www.smallenoughtocare.com

Small & Medium Sized Businesses Owners Managers Professionals Residential Builders / Developers Retail Customers -41- Target Markets Common Stock: SCMF www.smallenoughtocare.com

Commercial Bank Offer any type of business loan Full cash management services Commercial Finance Asset-based lending Receivables purchasing & financing Operate full-service lock box Small Business Investment Corporation Venture capital - Mezzanine financing Subordinated debt with warrants Network/liaison to public markets -43- Best Commercial Bank In NC Common Stock: SCMF www.smallenoughtocare.com

Wachovia - their target customer is larger - $50MM-$100MM in sales Bank of America - National Retail Strategy - abandoned local base SunTrust / Acquired NCFC / Acquired CCB, which operated as a N.C. Community bank. Less decision making in our market. (Total of $1.2 billion in deposits in Forsyth and Guilford Counties) Royal Bank of Canada / Centura - focused internally BBT - focus has been on acquisitions out of state -45- Consolidation Creates Opportunity Common Stock: SCMF www.smallenoughtocare.com

Well capitalized Sound, excellent quality Infrastructure and capacity to support a much larger institution Very experienced, proven construction and commercial banking teams Our management and people -47- Positioned For Growth Common Stock: SCMF www.smallenoughtocare.com

Southern Community Advisors (Wealth Management Group) Enhanced Mortgage division, more aggressive posture in new markets Retail Bank emphasizing sales/deposit gathering Our footprint in NC: Entered Raleigh and Mooresville (Charlotte) new markets, already over $100 MM in Greensboro -49- Positioned For Growth Common Stock: SCMF www.smallenoughtocare.com

-51- Focus And Strategy Common Stock: SCMF www.smallenoughtocare.com Expand Market Through de novo Locations or Accretive Acquisitions Diversify Our Revenue Expand Mortgage Operations Build Southern Community Advisors, our Wealth Management Division Leverage Commercial Bank Loans & Relationships Leverage Infrastructure and People Enhance Profitability Build core deposit base Build annuitized income Expense control Improve margins

Reputation Competitive/Driven Strong Management Team, Committed Employees Inside Ownership (13.5% as of 3/31/06) Long term focus to build a solid, competitive, high performance institution -53- Why Invest In Southern Community? Common Stock: SCMF www.smallenoughtocare.com

3rd Largest Community Bank in NC - Consolidation Opportunities One of only 8 Community Banks in NC Offering Trust Services Strength of Credit Administration & Regulatory Compliance Vertically Integrated Commercial Bank Most Experienced, Competitive & Deepest Commercial/Construction Lending Departments in NC Full Service Wealth Management (Trust, Asset Mgt, Brokerage) Strong Reputation for Service and Community Involvement (97% customer approval rating) Our culture: High Service Standards and Focus - Heart for Service -55- Why Invest In Southern Community? Common Stock: SCMF www.smallenoughtocare.com

-57- Initial investors have seen a return of 2.83 times their investment, or a CAGR of 12.5% Relative Comparison (1997 to Present) Common Stock: SCMF www.smallenoughtocare.com

QUESTIONS & ANSWERS NASDAQ "SCMF" NASDAQ "SCMFO" -59- Closing Common Stock: SCMF www.smallenoughtocare.com